Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Dale Riker, Principal Executive Officer of Teucrium Trading, LLC, the Sponsor of Teucrium Commodity Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form 10-Q for the period ended September 30, 2012, (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Dale Riker
Dale Riker
Chief Executive Officer
Teucrium Trading, LLC, Sponsor of Teucrium Commodity Trust

Dated: November 9, 2012

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